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                                                                   Exhibit 10.10

                             EMPLOYMENT AGREEMENT
                             --------------------


      This EMPLOYMENT AGREEMENT is made and dated as of August 13, 1997 by and between Medical Advisory Systems, Inc., a Delaware corporation with its principal place of business located at 8050 Southern Maryland Blvd., Owings, Maryland 20736 (the "Company"), and Robert C. Snyder who resides at 7450 Belle Ridge Court, Hughesville, MD 20637 (the "Employee").

      WHEREAS, the Company desires to employ the Employee, and the Employee desires to obtain employment with the Employer.

      NOW, THEREFORE, in consideration of the foregoing, and of the covenants and agreements contained in this Agreement, the parties hereto, intending to be legally bound, agree as follows:

      1.  Employment. The Company hereby agrees to employ the Employee, and the
          ----------
Employee hereby agrees to accept employment with the Company in the position of Chief Accountant on the terms and subject to the conditions set forth in this Agreement.

      2.  Term. This Agreement will commence on the date hereof and the
          ----
Employee's employment will terminate on the earlier of:

                (i)    the Employee's 65th birthday;

                (ii)   the Employee's death;

                (iii) the effective date of termination of the Employee in accordance with Section 10; or

                (iv) 30 days after the giving of notice by the
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                Employee to the Company of termination.

          The exercise of the Company's or the Employee's right to terminate this Agreement in accordance with the foregoing shall not abrogate the rights and remedies of the terminating party in respect of any breach giving rise to the termination.

      3.  Compensation.
          ------------

          (a) The Company will pay to the Employee, for services rendered under this Agreement, an annual salary of $50,000 per year in bi-weekly payments. The Employee is entitled to a bonus of $1,250 per quarter fiscal year, payable in the pay period following the Company's filing with the SEC of its quarterly or annual report, provided said report shows the Company was profitable for the quarter and provided the Employee is satisfactorily employed with the Company on the pay date. Management will review the employee's performance with the company on an annual basis.

          (b) In addition to salary, the Employee will be entitled to reimbursement by the Company for all pre-authorized reasonable and proper business, travel, and miscellaneous expenses incurred by the Employee in furtherance of the Company's business, subject to the policies and guidelines of the Company in effect at the time such expenses are incurred, upon the timely submission to the Company of such proper vouchers, receipts, bills, or other documentation authenticating the Employee's expenses as may be required by the Company.

          (c) The Company may deduct from the Employee's salary
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and other compensation all amounts that the Company determines (i) are required to be deducted therefrom by federal, state, local, or foreign law, and (ii) are the responsibility of the Employee because of injury or damage suffered by the Company due to the Employee's failure to exercise reasonable care, skill, diligence, or judgment in the performance and discharge of the Employee's duties of employment or the Employee's theft of Company property or equipment.

          (d) Except as provided for in this Agreement, the Employee shall not be entitled to receive additional salary or other compensation by reason of employment by the Company in the position identified above or by reason of his election or appointment to any additional position in the Company or assignment of additional duties by the Company, but the Employee will be entitled to receive any bonuses or other compensation as may be provided to him by the Company, in its sole and absolute discretion, at any time or from time to time.

          (e) All rights of the Employee to receive compensation under this Agreement shall cease as of the date of termination of employment under this Agreement, but the Company shall pay to the Employee any amounts owed to the Employee as salary, other compensation, or reimbursable expenses accrued or incurred, as the case may be, before the date of termination, and the Company shall have the right to deduct and withhold from any such payments the amount of any advances of compensation or loans made to the Employee or on the Employee's behalf or other monies
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owed to the Company by the Employee. If the payment due to the Employee upon termination is insufficient to cover any such amount, the Employee shall reimburse the Company in full for the deficiency within 20 days of the date of notification by the Company of the deficiency.

      4.  Fringe Benefits.
          ---------------

          While in the employment of the Company, the Employee will be entitled to participate in all employee benefit plans or programs of the Company, if any, to the extent that the Employee's position, tenure, salary, age, health, and other qualifications make the Employee eligible to participate, subject to the rules and regulations applicable to the particular plan or program, including, but not limited to, insurance, pension, welfare, and other fringe benefit plans. All matters of eligibility for benefits under any insurance plans shall be determined in accordance with the provisions of the applicable insurance policy. The Company shall not be liable to the Employee or to the Employee's family, heirs, executors, beneficiaries, personal or legal representatives, or other successors for any payment payable or claimed to be payable under any plan of insurance.

      5.  Leave.
          -----

          The Employee shall be entitled to 15 days of paid vacation and 3 days of sick leave each year. Vacation days not used during any year may be carried only through the following year. Upon termination of employment the employee will be
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compensated for unused vacation leave. The employee will not be compensated for unused sick leave.

      6.  Duties and Conduct of the Employee.
          ----------------------------------

          The Employee will perform and discharge well and faithfully all duties and responsibilities that may be assigned to the Employee from time to time by the Company in connection with the conduct of its business, and will at all times abide by, adhere to, comply with, and obey all provisions of the Articles of Incorporation, By-Laws, policies, rules, and regulations of the Company and any subsidiary as they may exist from time to time. The Employee will exercise reasonable care, skill, diligence, and judgment in the performance and discharge of the duties of the Employee's employment, including using due care in the use of Company property and equipment.

      7.  Disclosure of Information.
          -------------------------

          The Employee recognizes and acknowledges that the Company's trade secrets and proprietary information, as they may exist from time to time, are valuable, special, and unique properties of the Company's business, access to and knowledge of which are essential to the performance of the Employee's duties hereunder. The Employee will not, during or after the term of the Employee's employment by the Company, in whole or in part, disclose such secrets or information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever, nor will the Employee make use of any such property for the Employee's own purposes or for the benefit of
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any person, firm, corporation, association, or entity (except the Company) under any circumstances during or after the term of the Employee's employment by the Company; but after the Employee's employment by the Company terminates, these restrictions shall not apply to such secrets and information as are then in the public domain (as long as the Employee was not responsible, directly or indirectly, for such secrets, information, or processes entering the public domain without the Company's consent). The Employee agrees to hold, as the Company's property, all memoranda, books, papers, letters, formulas, and other data, and all copies thereof and therefrom, in any way relating to the Company's business and affairs, whether made by the Employee or otherwise coming into the Employee's possession, and on termination of the Employee's employment, or on demand of the Company at any time, to deliver the same to the Company.

      8.  Covenant Not to Compete.
          -----------------------

          (a) During the term of the Employee's employment by the Company and for a period of two years thereafter, the Employee shall not, directly or indirectly, whether as an employee, employer, consultant, agent, principal, partner, owner, shareholder (other than as a shareholder of less than 5% of a class of publicly-traded securities), officer, or director, or in any other individual or representative capacity, compete with or engage in any business that is competitive with the Company; solicit or accept any business or employment from any entity that is, or at any time within the preceding two years was, or was
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solicited to become, a customer or affiliate of the Company; recruit for a competitor of the Company, employ, discuss employment by a competitor with, or assist a competitor in employing, any person who is, or at any time within one year was, an employee of the Company; interfere with, disrupt or attempt to disrupt any relationship, contractual or otherwise, between the Company and any customer, client, supplier, consultant, or employee of the Company; or solicit, for the Employee's own account or for the account of any other person, orders for services or products sold by the Company during the Employee's association with the Company.

          (b) It is the desire and intent of the parties that the provisions of this Section be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular portion of this Section is adjudicated to be invalid or unenforceable, this Section shall be deemed amended to read in such a manner that it is enforceable to the fullest extent permissible by law, such reading to apply only with respect to the operation of this section in the jurisdiction of the adjudication.

      9.  Inventions and Ideas.
          --------------------

          (a) The Employee hereby sells, transfers, and assigns to the Company or to any person or entity designated by the Company, all of the entire right, title, and interest of the Employee in and to all inventions, ideas, disclosures, and
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improvements, whether patented or unpatented, and copyrightable material, made or conceived by the Employee, solely or jointly, in whole or in part, during the term of this Agreement that (i) relate to methods, apparatus, designs, products, processes, or devices sold, leased, used, or under development by the Company or any subsidiary or (ii) otherwise relate to or pertain to the business, functions, or operations of the Company or any subsidiary, or (iii) arise. (wholly or partly) from the efforts of the Employee during the term of the Employee's employment by the Company. The Employee shall communicate promptly and disclose to the Company, in such form as the Company requests, all information, details, and data pertaining to the aforementioned inventions, ideas, disclosures, and improvements; and, whether during the term of the Employee's employment under this Agreement or thereafter, the Employee shall execute and deliver to the Company such formal transfers and assignments and such other papers and documents as may be required of the Employee to permit the Company or any person or entity designated by the Company to file and prosecute patent applications with respect thereto and, as to copyrightable material, to obtain copyright thereon.

          (b) Any such invention, idea, disclosure, improvement or copyrightable material produced by the Employee within one year following the termination of the Employee's employment under this Agreement shall be deemed to fall within the provisions of this paragraph unless proved by the Employee to have been first conceived and made following such termination.
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      10. Termination.
          -----------

          (a) Termination for Good Cause. Notwithstanding other terms in this
              --------------------------
Agreement, the Company has the right to cancel and terminate the Employee's employment under this Agreement and to discharge the Employee for "Good Cause" immediately and at any time. For purposes of this agreement, the term ""Good Cause" means any of the following: (a) dishonesty of the Employee in a material matter; (b) the use of alcohol or illegal drugs by the Employee to an extent that materially interferes with the performance of the Employee's duties hereunder (as determined by the Company in its sole discretion); (c) repeated failure by the Employee to devote proper time and attention to the business of the Company; (e) conviction of a felony or other crime involving moral turpitude or pursuant to which the Employee is imprisoned; (f) repeated and unexcused absenteeism or tardiness; or (g) the material breach by the Employee of any of the Employee's obligations or promises under this Agreement.

      (b) Termination Without Good Cause.
          ------------------------------
The Company is entitled to terminate the employment of the Employee under this Agreement at any time, for any reason, and without Good Cause, in accordance with applicable law. Should the Company elect to terminate the Employee without Good Cause, the Employee shall be entitled to payment, as stipulated damages, of one month' s salary for each full year of employment completed, said payment not to exceed two month's salary total.
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      11. Arbitration of Dispute.
          ----------------------

          The parties agree that any dispute or claim concerning this Agreement or the terms and conditions of employment hereunder, including whether such dispute or claim is arbitrable, will be settled by binding arbitration. The arbitration proceedings shall be conducted under the rules of the American Arbitration Association in effect at the time a demand for arbitration is made. A decision and award of the arbitrator made thereunder shall be exclusive, final, and binding on both parties, their heirs, executors, administrators, successors, and assigns. one-half of the costs and expenses of the arbitration shall be borne by each of the parties or their successors or assigns.

      12. Governing Law.
          -------------

          This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland applicable to contracts made and to be performed in the State of Maryland, without giving effect to the Maryland principles of conflicts or choice of laws.

      13. Waiver.
          ------

          No failure of any party to exercise any power, right, or remedy under this Agreement, or to insist upon the strict compliance by any other party with any obligation, covenant, term, condition, warranty, or agreement in or under this Agreement, and no custom or practice at variance with the terms of this Agreement, shall constitute a waiver of any party's right
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to demand exact compliance with the terms of this Agreement.

      14. Notice.
          ------

          All notices pertaining to this Agreement shall be sufficient if in writing and either hand-delivered or sent by registered or certified mail, return receipt requested, firstclass postage prepaid, to the parties at the addresses set forth in the first paragraph of this Agreement or to any other address that may be given by one party to the other at any time and from time to time by notice pursuant to this Section. Any such notice, if sent by registered or certified mail, return receipt requested, first-class postage prepaid, shall be deemed to have been given at the time of mailing. Any notice required to be given within a stated period of time is considered timely if either hand-delivered or postmarked on or before midnight of the last day of such period.

      15. Headings Not Part of Agreement.
          ------------------------------

          The headings in this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement or affect its meaning, construction, or effect.

      16. Entire Agreement.
          ----------------

          This Agreement replaces any prior agreements, and contains all of the agreements and understandings between the parties hereto with respect to its subject matter. No oral agreements shall be held to affect the provisions hereof. All subsequent changes and modifications, to be valid, must be by written instrument executed by the Company and the Employee.
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      17. Burden and Benefit.
          ------------------

          This Agreement is binding upon, and inures to the benefit of, the Employee and the Employee's spouse, heirs, executors, administrators, and personal and legal representatives, and the Company and the Company's successors and assigns.

      18. Counterparts.
          -------------

          This Agreement may be executed in one or more counterparts, but all such counterparts shall constitute a single agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                                EMPLOYEE



                                By: /s/ Robert C. Snyder
                                Signature
                                Printed Name: Robert C. Snyder


                                MEDICAL ADVISORY SYSTEMS, INC.



                                By: /s/ Thomas M. Hall, M.D.
                                Signature
                                Printed Name: Thomas M. Hall, M.D., M.I.M.
                                Title: Chief Executive Officer